Exhibits 99.1

REGISTERED NUMBER: 3110900 (England and Wales)

Financial Statement For The Year ended 31st December 2005

and The Period 1st January 2006 to 31st October 2006

for

Photonic Products Limited

Photonic Products Limited

Contents of the Financial Statements

For The Period 1st January 2006 to 31st October 2006

Photonic Products Limited

Company Information

For The Period 1st January 2006 to 31st October 2006

DIRECTORS:	A B Pope
D Cookman
M Blodgett

SECRETARIES:	Ms M Molleur

REGISTERED OFFICE:	Pierce Williams
Sparrow Lane
Hatfield Broad Oak
Hertfordshire
CM22 7BA

REGISTERED NUMBER:	3110900 (England and Wales)

AUDITORS:	Baker Tilly Registered Auditor Chartered Accountants Marlborough House Victoria Road South Chelmsford Essex CM1 1LN

Report of the Independent Auditors to the Board of Directors of Photonic Products Limited

We have audited the financial statements of Photonic Products Limited (the “Company”) which comprise the Profit and Loss Accounts, the Balance Sheets, the Cash Flow Statements and the related notes for the year ended 31 December 2005 and the period ended 31 October 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Photonic Products Limited as at 31 December 2005 and 31 October 2006, and the results of its operations and its cash flows for the year ended 31 December 2005 and the period ended 31 October 2006 in conformity with generally accepted accounting principles in the United Kingdom. Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 18 to the financial statements.

/s/ Baker Tilly
Baker Tilly

Registered Auditor

Chartered Accountants

Marlborough House

Victoria Road South

Chelmsford

Essex

CM1 1LN

Date:12TH January 2007.

Photonic Products Limited

Profit and Loss Account

For The Period 1st January 2006 to 31st October 2006

	Notes	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
		£	£
TURNOVER	2	4,255,736	4,183,688
Cost of sales		2,360,727	2,395,232

GROSS PROFIT		1,895,009	1,788,456
Administrative expenses		1,425,668	1,145,593

		469,341	642,863
Other operating income		27,083	27,606

OPERATING PROFIT	3	496,424	670,469
Interest receivable and similar income		1,679	1,915

		498,103	672,384
Interest payable and similar charges		10,217	11,448

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		487,886	660,936
Tax on profit on ordinary activities	4	16,272	158,320

PROFIT FOR THE FINANCIAL PERIOD AFTER TAXATION		471,614	502,616

The notes form part of these financial statements

Photonic Products Limited

Balance Sheet

31st October 2006

		31 October 2006		31 December 2005
	Notes	£	£	£	£
FIXED ASSETS
Tangible assets	6		395,447		283,819
CURRENT ASSETS
Stocks		762,155		576,129
Debtors	7	716,951		769,848
Cash at bank and in hand		106,595		168,861

		1,585,701		1,514,838
CREDITORS
Amounts falling due within one year	8	820,011		854,709

NET CURRENT ASSETS			765,690		660,129

TOTAL ASSETS LESS CURRENT
LIABILITIES			1,161,137		943,948
CREDITORS
Amounts falling due after more than one year	9		(181,002)		(156,113)
PROVISIONS FOR LIABILITIES	12		(60,538)		(39,872)

NET ASSETS			919,597		747,963

CAPITAL AND RESERVES
Called up share capital	13		200		180
Profit and loss account	14		919,397		747,783

SHAREHOLDERS’ FUNDS			919,597		747,963

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors and authorised for issue on 12TH January 2007 and were signed on its behalf by:

/s/ A B Pope
A B Pope - Director

The notes form part of these financial statements

Photonic Products Limited

Cash Flow Statement

For The Period 1st January 2006 to 31st October 2006

		Period 1/1/06 to 31/10/06		Period 31/12/05
	Notes	£	£	£	£
Net cash inflow from operating activities	1		581,632		545,465
Returns on investments and servicing of finance	2		(8,538)		(9,533)
Taxation			(171,007)		(135,419)
Capital expenditure	2		(90,162)		(64,666)
Equity dividends paid			(300,000)		(275,000)

			11,925		60,847
Financing	2		(54,099)		(35,809)

(Decrease)/Increase in cash in the period			(42,174)		25,038

Reconciliation of net cash flow to movement in net debt	3
(Decrease)/Increase in cash in the period		(42,174)		25,038
Cash outflow from decrease in debt and lease financing		54,119		35,889

Change in net debt resulting from cash flows			11,945		60,927
New finance leases			(88,866)		(153,000)

Movement in net debt in the period			(76,921)		(92,073)
Net (debt)/funds at 1st January			(63,655)		28,418

Net debt at 31st October			(140,576)		(63,655)

The notes form part of these financial statements

Photonic Products Limited

Notes to the Cash Flow Statement

For The Period 1st January 2006 to 31st October 2006

1.	RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Operating profit	496,424	670,469
Depreciation charges	67,400	83,228
Increase in stocks	(186,026)	(148,783)
Decrease/(Increase) in debtors	77,489	(90,642)
Increase in creditors	126,345	31,193

Net cash inflow from operating activities	581,632	545,465

2.	ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Returns on investments and servicing of finance
Interest received	1,679	1,915
Interest paid	(3,693)	(8,368)
Interest element of hire purchase payments	(6,524)	(3,080)

Net cash outflow for returns on investments and servicing of finance	(8,538)	(9,533)

Capital expenditure
Purchase of tangible fixed assets	(90,162)	(64,666)

Net cash outflow for capital expenditure	(90,162)	(64,666)

Financing
Loan repayments in year	(23,258)	(25,689)
Capital repayments in year	(30,861)	(10,200)
Share issue	20	80

Net cash outflow from financing	(54,099)	(35,809)

The notes form part of these financial statements

Photonic Products Limited

Notes to the Cash Flow Statement

For The Period 1st January 2006 to 31st October 2006

3.	ANALYSIS OF CHANGES IN NET DEBT

	At 1/1/06	Cash flow	Other non-cash changes	At 31/10/06
	£	£	£	£
Net cash:
Cash at bank and in hand	168,861	(62,266)		106,595
Bank overdraft	(20,092)	20,092		—

	148,769	(42,174)		106,595

Debt:
Hire purchase	(142,800)	30,861	(88,866)	(200,805)
Debts falling due within one year	(25,711)	11,775	—	(13,936)
Debts falling due after one year	(43,913)	11,483	—	(32,430)

	(212,424)	54,119	(88,866)	(247,171)

Total	(63,655)	11,945	(88,866)	(140,576)

The notes form part of these financial statements

Photonic Products Limited

Notes to the Financial Statements

For The Period 1st January 2006 to 31st October 2006

1.	ACCOUNTING POLICIES

Basis of preparation

These Photonic Products Limited financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005) and accordingly have been prepared under generally accepted accounting principles in the United Kingdom (“UK GAAP”).

A Reconciliation has been prepared and included within these financial statements to show the effect of the differences between UK GAAP and generally accepted accounting principles in the United States (“US GAAP”).

The information set out in these financial statements does not constitute the company’s statutory accounts for the year ended 31st December 2005 and for the period ended 31st October 2006. The statutory accounts for the year ended 31st December 2005 have been delivered to the United Kingdom registrar of companies.

Accounting convention

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005).

Turnover

Turnover represents net sales of goods, excluding value added tax. Turnover is recognised once goods have been delivered.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

Improvements to property	- over the remaining period of the lease
Plant and machinery	- 25% on reducing balance
Fixtures and fittings	- 25% on reducing balance
Motor vehicles	- 25% on reducing balance
Computer equipment	- 25% on reducing balance

Stocks

Stocks and work in progress are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Cost includes all direct expenditure and an appropriate proportion of fixed and variable overheads.

Deferred tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

Hire purchase and leasing commitments

Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

Rentals paid under operating leases are charged to the profit and loss account as incurred.

Pensions

The company operates a defined contribution pension scheme. Contributions payable for the period are charged in the profit and loss account.

Page 8	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

2.	TURNOVER

The turnover and profit before taxation are attributable to the one principal activity of the company.

An analysis of turnover by geographical market is given below:

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
United Kingdom	13.21%	12.86%
USA	42.65%	53.20%
Europe	28.13%	21.02%
Canada	8.02%	5.99%
Rest of World	7.99%	6.93%

	100.00%	100.00%

3.	OPERATING PROFIT

The operating profit is stated after charging:

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Depreciation - owned assets	41,685	44,978
Depreciation - assets on hire purchase contracts	25,715	38,250
Foreign exchange differences	146,194	26,411
Pension coats	8,483	7,682

Directors’ emoluments and other benefits etc	81,797	77,161

The number of directors to whom retirement benefits were accruing was as follows:
Money purchase schemes	2	2

One director exercised share options during the period (2005 - no directors).

4.	TAXATION

Analysis of the tax charge

The tax charge on the profit on ordinary activities for the period was as follows:

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Current tax:
UK corporation tax	—	148,941
Deferred tax	16,272	9,379

Tax on profit on ordinary activities	16,272	158,320

Page 9	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

4.	TAXATION - continued

Factors affecting the tax charge

The tax assessed for the period is lower than the standard rate of corporation tax in the UK. The difference is explained below:

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Profit on ordinary activities before tax	487,886	660,936

Profit on ordinary activities multiplied by the standard rate of corporation tax in the UK of 30% (2005 - 30%)	146,366	198,281
Effects of:
Non deductible expenses	894	807
Capital allowances in excess of Depreciation	(14,845)	(8,851)
Small Companies Relief	—	(25,227)
Over provision in prior year	—	(631)
Share option tax credit	(147,853)	—
Losses carried back	15,438	(15,438)

Current tax charge	—	148,941

5.	DIVIDENDS

	Period 1/1/06 to 31/10/06	Year Ended 31/12/05
	£	£
Interim	300,000	275,000

6.	TANGIBLE FIXED ASSETS

	Improvements to property	Plant and machinery	Fixtures and fittings
	£	£	£
COST
At 1st January 2006	76,620	282,131	17,693
Additions	19,190	124,236	4,389

At 31st October 2006	95,810	406,367	22,082

DEPRECIATION
At 1st January 2006	16,941	103,439	7,966
Charge for period	9,374	43,089	2,485

At 31st October 2006	26,315	146,528	10,451

NET BOOK VALUE
At 31st October 2006	69,495	259,839	11,631

At 31st December 2005	59,679	178,692	9,727

Page 10	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

6.	TANGIBLE FIXED ASSETS - continued

	Motor vehicles	Computer equipment	Totals
	£	£	£
COST
At 1st January 2006	20,744	43,485	440,673
Additions	13,366	17,847	179,028

At 31st October 2006	34,110	61,332	619,701

DEPRECIATION
At 1st January 2006	9,183	19,325	156,854
Charge for period	5,190	7,262	67,400

At 31st October 2006	14,373	26,587	224,254

NET BOOK VALUE
At 31st October 2006	19,737	34,745	395,447

At 31st December 2005	11,561	24,160	283,819

Fixed assets, included in the above, which are held under hire purchase contracts are as follows:

Plant and machinery
£
COST
At 1st January 2006	153,000
Additions	76,000

At 31st October 2006	229,000

DEPRECIATION
At 1st January 2006	38,250
Charge for period	25,715

At 31st October 2006	63,965

NET BOOK VALUE
At 31st October 2006	165,035

At 31st December 2005	114,750

7.	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2006	2005
	£	£
Trade debtors	615,252	694,926
Other debtors	101,699	74,922

	716,951	769,848

Page 11	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

8.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2006	2005
	£	£
Bank loans and overdrafts	13,936	45,803
Hire purchase contracts	52,233	30,600
Trade creditors	552,413	510,642
Taxation and social security	56,204	192,346
Other creditors	145,225	75,318

	820,011	854,709

9.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	2006	2005
	£	£
Bank loans	32,430	43,913
Hire purchase contracts	148,572	112,200

	181,002	156,113

10.	OPERATING LEASE COMMITMENTS

The following operating lease payments are committed to be paid within one year:

	2006	2005
	£	£
Expiring:
Within one year	—	3,840
Between one and five years	5,415	—
In more than five years	107,000	102,500

	112,415	106,340

11.	SECURED DEBTS

The following secured debts are included within creditors:

	2006	2005
	£	£
Bank overdraft	—	20,092
Bank loans	46,366	69,624
Hire purchase contracts	200,805	142,800

	247,171	232,516

The loan and overdraft are secured by a debenture over the company’s assets and undertakings. Hire purchase creditors are secured upon the assets concerned.

12.	PROVISIONS FOR LIABILITIES

	2006	2005
	£	£
Deferred tax	37,339	21,067
Other provisions	23,199	18,805

	60,538	39,872

Page 12	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

12.	PROVISIONS FOR LIABILITIES - continued

Deferred tax
£
Balance at 1st January 2006	21,067
Transfer to profit & loss	16,272

Balance at 31st October 2006	37,339

13.	CALLED UP SHARE CAPITAL

Authorised: Number:	Class:	Nominal value:	2006	2005
			£	£
500,000	Ordinary	£1	500,000	500,000

Allotted and issued:

Number:	Class:	Nominal value:	2006	2005
			£	£
200	Share capital 1	£1	200	180
(2005-180)

20 Ordinary shares of £1 were issued during the period for cash of £20.

The shares were issued following the exercise of a share option by Mr D Cookman on 31st October 2006. An option was granted on 13th January 2005 for 20 ordinary shares at a grant price of £1 per share. The option was exercised on 31st October 2006 at an exercise price of £1 per share.

14.	RESERVES

Profit and loss account
£
At 1st January 2006	747,783
Profit for the period	471,614
Dividends	(300,000)

At 31st October 2006	919,397

15.	ULTIMATE PARENT COMPANY

The Shares in the company were purchased on 31st October 2006 by Stocker Yale (UK) Limited and Stocker Yale Inc. The Ultimate Parent Company is Stocker Yale Inc.

16.	TRANSACTIONS WITH DIRECTORS

The following loan to directors subsisted during the period ended 31st October 2006 and the year ended 31st December 2005:

	2006	2005
	£	£
D Cookman
Balance outstanding at start of period	—	—
Balance outstanding at end of period	24,592	—
Maximum balance outstanding during period	24,592	—

Page 13	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

16.	TRANSACTIONS WITH DIRECTORS - continued

PAYE of £24,592 due on the exercise of 20 share options on 31st October 2006, was paid on behalf of D Cookman in November 2006. This is shown as a creditor within PAYE liabilities and as a Director’s current account debtor as at 31st October 2006.

17.	ULTIMATE CONTROLLING PARTY

Mr A Pope was the ultimate controlling party until October 31st 2006, when control passed on the sale of the shares to the ultimate parent company StockerYale Incorporated.

18.	SUMMARY OF DIFFERENCES BETWEEN UK AND US GAAP

The financial statements are prepared in accordance with UK GAAP, which differs in certain respects from US GAAP. Differences which have an effect on the profit and loss account and balance sheet are set out below:

	2006	2005
	£	£
EFFECT ON PROFIT AND LOSS ACCOUNT
Profit on ordinary activities after taxation (under UK GAAP)	471,614	502,616
Adjustment for Share Options	494,737	—

LOSS ON ORDINARY ACTIVITIES AFTER TAX AS ADJUSTED FOR US GAAP	(23,123)	502,616

Share Options

On 13th January 2005 the company granted share options on 20 Ordinary Shares of £1 each with an exercise price of £1 each to a director. The share options were exercisable on sale of the company. In accordance with UK GAAP, as applying to Photonic Products Limited following its adoption of the Financial Reporting Standard for Smaller Entities (effective January 2005), the company is not required to account for the value of the share option either at the date of grant or at the date of exercise. This methodology differs to US GAAP.

In accordance with SFAS No. 123 (revised 2004) - Share Based Payment as applying to non-public companies, the company has chosen to recognise the share option existing at 1st January 2006 using the prospective transition method and accordingly has applied the accounting principles as would have been applied to the share option at the date of grant, being the provisions of APB Opinion 25.

The provisions of APB Opinion 25 require that the company recognises the compensation cost of the share options at the date of exercise, this date being 31 October 2006, the date of sale of the share capital of the company. The company has adopted the Intrinsic-value-based method for the purposes of calculating the compensation cost of the share options.

There is no effect on reported Shareholders’ Funds or on the Cash Flow Statement in respect of the difference in accounting treatment for the share options under UK GAAP and US GAAP.

Statement of Cash Flows

The cash flow statements presented under UK GAAP have been prepared in accordance with FRS 1 (revised), “Cash Flow Statements.” There are certain differences from UK GAAP to US GAAP with regard to the classification of items within the cash flow statements and with regard to the definition of cash and cash equivalents. In accordance with FRS 1 (revised), cash flows are prepared separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid, management of liquid resources and financing.

US GAAP, however, requires only three categories of cash flow activity to be reported. Under SFAS No. 95, “Statement of Cash Flows,” cash flows are classified under operating activities (including cash flows from taxation and returns on investments and servicing of finance), investing activities and financing activities. Under FRS 1 (revised), cash is defined as cash on hand and deposits repayable on demand, less overdrafts repayable on demand. Under SFAS No. 95, cash and cash equivalents are defined as cash and investments with original maturities of three months or less. Cash and cash equivalents do not include bank overdrafts.

Page 14	continued...

Photonic Products Limited

Notes to the Financial Statements - continued

For The Period 1st January 2006 to 31st October 2006

18.	SUMMARY OF DIFFERENCES BETWEEN UK AND US GAAP - continued

A summary of the Company’s operating, investing and financing activities classified in accordance with US GAAP is presented below:

(in pounds sterling — £)	Period Ended 31 October 2006	Year Ended 31 December 2005
Net cash provided by operating activities	402,087	400,513
Net cash used in investing activities	(90,162)	(64,666)
Net cash used in financing activities	(374,191)	(292,116)

Net decrease in cash and cash equivalents	(62,266)	43,731
Cash and cash equivalents at beginning of period	168,861	125,130

Cash and cash equivalents at end of period	106,595	168,861